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                                                                Exhibit 23.1




                         Consent of Independent Auditors

         We consent to the incorporation by references in this Form 8-K/A of Netrix Corporation of our report dated December 7, 1999, with respect to the financial statements of AetherWorks Corporation, included in the Registration Statements (Form S-3 No. 333-916165) of Netrix Corporation filed with the Securities and Exchange Commission.

                                                  /s/ Ernst & Young LLP

         Minneapolis, Minnesota
         May 30, 2000